Investor Presentation

We deliver the finest gaming products
and experiences in the Galaxy.

Safe Harbor Statement: The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by us or on our behalf. Except for the historical information, this offering contains various forward-looking statements which represent our expectations or beliefs concerning future events, including the future levels of cash flow from operations. Management believes that all statements that express expectations and projections with respect to future matters; our ability to negotiate contracts having favorable terms; and the availability of capital resources; are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. We caution that these forward-looking statements involve a number of risks and uncertainties and are subject to many variables which could impact our financial performance. These statements are made on the basis of management’s views and assumptions, as of the time the statements are made, regarding future events and business performance. There can be no assurance, however, that management’s expectations will necessarily come to pass.

About us…

• Secured Diversified Investment, Ltd. (OTC-BB: SECD.OB), acquired Galaxy Gaming, Inc. via a reverse merger on 2/10/09.

• Galaxy Gaming, Inc. is a leading developer of casino table games and enhanced electronic table game platforms and wagering systems. We design, engineer, market and distribute our products and services throughout North America and on cruise ships worldwide.

• We own global rights to popular table game content, such as Lucky Ladies, Texas Shootout and Emperor’s Challenge. We also have developed innovative table game platforms known as the Bet Tabulator System, TableVision and the Bonus Jackpot System and have numerous other products under development.

• We receive high-margin recurring revenue derived from royalties related to the licensing of our intellectual property and have experienced strong growth (30% annual) during the current economic crisis.

• Business started from scratch in 1997 and was built by frugally reinvesting cash flow. We now occupy the #2 market position with 18% of the competitive market. We have 12 employees.

• We are profitable.

Our Leadership Team…
•	Robert Saucier - Founder & CEO
o	Founder and operator of numerous successful start-up ventures including International Pacific, an INC 500 company.

•	Bill O’Hara – COO
o	Started competitor Shuffle Master Gaming and built it from the ground up. Subsequently, he played major roles at Casinovations and PDS Gaming.

•	Bob Pietrosanto - Sales Manager
o	Former Shuffle Master and Casinovations executive well known throughout the industry with both domestic and international sales management experience.

•	Dan Evans - Technology Development Manager
o	Sales and technology executive at various prominent high-tech companies including Sun Microsystems Zynx Networks.

•	Dan Scott - Chief Financial Advisor
o	Formerly CFO for Caesars Palace and MGM.

Additional note: 100% of our employees have purchased Company stock.

Our Clients

We currently have our products placed in over 200 casinos throughout North America and cruise ships including:

British Columbia Lottery Corporation

CASINO NIAGARA

JOHN ASCUAGA'S Nugget

MGM MIRAGE

IMPERIAL PALACE HOTEL & CASINO

Arizona Charlie's

Nisqually RED WIND CASINO

GREAT AMERICAN Casino

BALLYS

THE VENETIAN Resort-Hotel-Casino

SHOWBOAT THE MARDI GRAS CASINO

Atlantis RESORT SPA • RENO

Hilton CASINO RESORT

Harrah's

TERRIBLE'S HOTEL • CASINO Las Vegas

HOOTERS Casino Hotel • Las Vegas

MANDALAY BAY

ELDORADO HOTEL • CASINO • RENO

Argosy Casino & Hotel

SILVER DOLLAR CASINO

CAESARS

HORSESHOE

BOYD GAMING

Flamingo LAS VEGAS

SAHARA Hotel • Casino • Las Vegas

TRUMP TAJ MAHAL

Chumash Casino

Sheraton HOTELS & RESORTS

WESTIN CASUARINA

Isle of Capri Casino & Hotel

Royal Caribbean INTERNATIONAL

AMERISTAR CASINO • HOTEL

GRAND CASINO

Don Laughlin's RIVERSIDE RESORT HOTEL & CASINO Laughlin, Nevada

CASINO

STATION CASINOS INC

NCL NORWEGIAN CRUISE LINE

MCPHILLIPS STREET STATION

Legend
Currently Authorized
On Deck / Pending
Not Yet Authorized
No Table Games
Alaska
Yukon Territory
Northwest Territories
Nunavut
British Columbia
Alberta
Saskatchewan
Manitoba
Ontario
Quebec
Newfoundland
New Brunswick
Nova Scotia
Washington
Oregon
California
Nevada
Idaho
Montana
Wyoming
Utah
Colorado
Arizona
New Mexico
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
Texas
Minnesota
Iowa
Missouri
Arkansas
Louisiana
Wisconsin
Illinois
Michigan
Indiana
Ohio
Kentucky
Tennessee
Mississippi
Alabama
Georgia
Florida
South Carolina
North Carolina
Virginia
West Virginia
Pennsylvania
New York
Vermont
Maine
New Hampshire
Massachusetts
Rhode Island
Connecticut
New Jersey
Delaware
Maryland
Mexico

Product Benefits

Casinos use proprietary table games and jackpot products in lieu of those available in the public domain (e.g. blackjack, craps, roulette, etc.) because of their popularity with players and because the casinos generate significantly more profit.

Our Table Games

We classify our table game products into two categories - side bets and premium games. Generally, the side bet category refers to one or more additional wagers used in conjunction with public domain games whereas the premium games are stand-alone proprietary games or a variation thereof. Examples include:

Side Bets	Premium Games

Average Revenue Comparison
(per Table per Month)

$800
$700
$600
$500
$400
$300
$200
$100
$0
$86
$384
Side Bets
Premium Games

Table Games in Service
2008-2009

1,900
1,800
1,700
1,600
1,500
1,400
1,300
1,200
1,100
1,172
1,300
1,452
1,521
1,574
1,613
1,750
1,900
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09

Bonus Jackpot System (BJS)

• Similar, but yet superior to a traditional Progressive Meter System.

• Able to fund a
“LIFE ALTERING JACKPOT”.

• Advantages:
o Players enjoy the additional Bonusing options.
o  Increased play and profitability for the casino operator.
o Less expensive than competing products.
o “Multi-Casino BJS network” may be installed for a fraction of the cost of a traditional Wide Area Progressive system.

BONUS Jackpot System

$ 1,343,566
$ 247,679
1
Player places wager on sensor
BONUS JACKPOT
2
Dealer presses button to read wager
6
Graphics sent to individual displays
3
Wagers recorded on meter
4
Data processed at Galaxy's data center
5
Jackpot amounts calculated

We can link multiple tables within a Casino.

We can link multiple casinos throughout a jurisdiction.

WHATCOM
SAN JUAN
SKAGIT
OKANOGAN
FERRY
STEVENS
PEND OREILLE
ISLAND
CLALLAM
SNOHOMISH
CHELAN
DOUGLAS
JEFFERSON
Seattle
LINCOLN
SPOKANE
KITSAP
KING
MASON
GRAYS HARBOR
GRANT
KITTITAS
ADAMS
Olympia
PIERCE
WHITMAN
PACIFIC
LEWIS
GARFIELD
FRANKLIN
YAKIMA
WAHKIAKUM
COLUMBIA
WALLA WALLA
ASOTIN
BENTON
COWLITZ
SKAMANIA
KLICKITAT
CLARK

We can link multiple casinos throughout the Nation.

Montana
Minnesota
Oregon
Idaho
Wyoming
South
Wisconsin
Michigan
New
York
Maine
Vermont
New Hampshire
Massachusetts
Rhode Island
Nevada
Iowa
Nebraska
New Jersey
Delaware
Maryland
Utah
Kansas
Ohio
Virginia
Tennessee
Arkansas
South
Carolina
Georgia
Alabama
Texas

We can link multiple casinos throughout the World.

Sources of Revenue with the BJS Platform

1.	Equipment Sale (e.g. $1,300 one time)

2.	Content Licensing (e.g. $495 per month)

3.	Performance Based Pricing (e.g. 2 a wager)

4.	Jackpot Fund Maintenance Fee i.e. Banking (Future)

5.	Advertising (Future)

Average Revenue Comparison
(per Table per Month)

$700
$600
$500
$400
$300
$200
$100
$0
$86
$384
$650
Side Bets
Premium Games
Bonus Jackpot System

Bonus Jackpot Systems in Service
2009

250
200
150
100
50
0
3
11
15
34
62
100
125
150
180
200
MAR
APR
MAY
JUN
JUL
AUG
SEP
OCT
NOV
DEC

Proprietary Game Market Share

Our Five Point Strategy for 2009…

1.	Build our recurring revenue base.
•	Despite the current economy, or maybe because of it, our products are in their highest demand. Accordingly, we must capture as much market share possible – NOW!
2.	Expand our distribution network.
•	Obtain regulatory approval in additional jurisdictions. (e.g. Louisiana, W. Virginia, Delaware)
•	Increase the size and performance our sales force. (2 additional reps, mobile showroom)
3.	Increase our per unit price point.
•	Develop or acquire new premium proprietary game content to command higher royalties.
•	Continue to develop, manufacture and install our Bonus Jackpot System.
4.	Stay profitable.
•	Although we seek rapid expansion, we must guard our profits and cash flow.
5.	Build shareholder value.
•	We intend to launch a creative and effective IR / PR campaign to build the Galaxy Gaming brand in the financial community.
•	We will maintain frequent and informative communication with our stakeholders.

Revenue by Quarter
2008-2009
(In Thousands)

$850
$800
$750
$700
$650
$600
$550
$500
$450
$400
$471
$502
$533
$560
$609
$675
$782
$850
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09

Revenue / EBITDA by Quarter
2008-2009
(In Thousands)

850
$800
782
675
609
$600
533
560
502
471
$400
266
198
$200
106
$0
-50
-54
-35
-146
-137
-$200
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Revenue
EBITDA

Financing Sought
● Equity is preferred over debt.
● Use of Proceeds:

Product Manufacturing & Installation	$175,000
Research & Development	$150,000
Sales & Distribution Network	$100,000
Jackpot Funding Program	$50,000
General Working Capital	$25,000
Total:	$500,000

Effect of Financing
(In Thousands)

In Conclusion…

• We have a successful 11 year operating history.

• Except for equipment reimbursement, all of our income is high margin recurring revenue.

• The current economic pullback has had minimal negative affect on us.

• We expect 2009 revenues to be a 67% increase over 2008.

• We expect to remain profitable.

• We are frugal. Any capital raised at this time will be devoted to support additional growth initiatives, not to fund losses or retire debt.
Tables in Service
Revenues
Profits

Questions?